AMERITEK VENTURES, INC. NOTICE OF MEETING OF SHAREHOLDERS PURSUANT TO 78.150 Nevada Revised Statutes

November 10, 2020

To the Shareholders of Ameritek Ventures, Inc., a Nevada Corporation:

NOTICE IS HEREBY GIVEN to all shareholders of record of Ameritek Ventures, Inc. a Nevada Corporation (the “Company”), pursuant to 78.150 Nevada Revised Statutes, will be held on Friday, November 27, 2020 at 9:00 AM until 10:00 AM PST Local time at 2300 West Sahara Avenue 6D, Las Vegas, NV 89102 for the following purposes:

1.Ratify election of the board of directors:

Shaun Passley, PhD as President, CEO, Secretary, Treasurer and Director

President and Directors shall be elected by a majority vote of the quorum. At the meeting, holders of stock entitled to vote for the election of directors shall be entitled to nominate candidates for election as director.

2.Such other matters as may properly come before the meeting

The Interim Board of Directors has fixed the close of business on November 17, 2020 as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. Holders of records of Common Stock and Preferred Stock of the Company at the close of business on the record date will entitled to notice of, and to vote at, the meeting and any adjournment thereof.

Due to COVID-19, you need to send confirmation that you will be attending the meeting, 72 hours prior to the meeting so we are able to put to your name on a list in order for security of building to allow you into meeting room. Furthermore, in order to attend the shareholder’s meeting you need to email us a negative COVID-19 test result 72 hours prior to the meeting to meeting@ameritekventures.com. Finally, you must wear a mask at all times.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE.

Your proxy card must be signed. You may scan and email your proxy. Your shares will be voted at the meeting in accordance with your proxy.

Sincerely,

/s/ Shaun Passley

Shaun Passley, PhD

Secretary of Ameritek Ventures, Inc.

AMERITEK VENTURES, INC., A NEVADA CORPORATION

PROXY CARD FOR MEETING OF SHAREHOLDERS TO HELD NOVEMBER 27, 2020

The undersigned shareholder of record of Ameritek Ventures, Inc., a Nevada corporation (the “Company”), hereby appoints ________________ with full power of substitution, as proxy to cast all votes which the undersigned shareholder is entitled to cast at the Meeting of Shareholders to be held on Friday, November 27, 2020 at 9:00 AM PST, 2300 West Sahara Avenue 6D, Las Vegas, NV 89102, or any adjournments or postponements thereof upon the matters listed herein and in their discretion upon such other matters as may properly come before meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS FOLLOWS:

In regard to the matters described below including the proposed election of new directors, to nominate each of the following persons as a candidate for election as director of the Company:

Shaun Passley, President, CEO, Secretary, Treasurer, and Director

FORAGAINSTABSTAIN

____________

Each person(s) named herein as my appointed proxy is hereby granted full and complete authority and discretion to act on my behalf and to vote my shares with respect to matters listed above.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT AND HEREBY REVOKES ANY PROXY OR PROXIES PERVISOUSLY GIVEN.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY BY EMAILING THIS PROXY CARD TO proxycard@ameritekventures.com

_________________________  ___________________  __________________

SignaturePrint NameDate

Please sign and print your name above. If shares are registered in more than one name, all such persons should sign. A Corporation should sign in its full Corporate name by a duly authorized officer, state his/her title. Trustee(s), guardian(s), executor(s) and administrator(s) should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s). If you receive more than one Proxy Card, please sign and return all such cards.